UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2025

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GLOBAL ASSET MANAGEMENT GROUP, INC.

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Monroe Street, Suite 1505

Rockville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 398-8319

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

ACQUISITION OF DC RENTAL PORTFOLIO CORP.

On September 29, 2025, Global Asset Management Group, Inc. completed the acquisition of DC Rental Portfolio Corp. (“DC Rental”) pursuant to a Share Exchange Agreement dated February 6, 2025. The Company acquired 100% of the issued and outstanding capital stock of DC Rental in exchange for 250,000,000 shares of its Common Stock issued to the shareholders of DC Rental. The transaction was conducted as a private placement under Rule 4(a)(2) of the Securities Act of 1933 and applicable state Blue Sky laws. The shares issued are subject to standard restrictive legends and stop-transfer instructions.

Organized pursuant to the laws of the District of Columbia, DC Rental, through its wholly-owned subsidiaries, owns or is in the process of acquiring various income producing multi-family residential housing units located in the District of Columbia. The Company is currently in negotiations and anticipates that it will acquire two additional multi-family housing properties in the Fourth Quarter of 2025. Mr. John Murray, the President of the Company, has been appointed President of DC Rental Portfolio Corp.

The foregoing summary of the Share Exchange Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 7, 2025, and is incorporated herein by reference.

ABOUT DC RENTAL PORTFOLIO CORP.:

DC Rental Portfolio Corp. was incorporated under the laws of the District of Columbia in July, 2025. Through its three Limited Liability Company subsidiaries, DC Rental is a real estate development company which is focused on providing affordable housing solutions for low to moderate income households, initially in the Washington, DC market. Its ongoing business strategy and vision is to develop affordable housing for all, notably people with disabilities, and our nation’s military veterans.

The housing sector in the Washington, D.C. Metropolitan area presents definitive opportunities to generate attractive, stable returns for shareholders. Affordable housing in this market tends to be more consistent across economic cycles and the current demand far exceeds supply.

DC Rental intends to address the significant supply/demand imbalance by providing greater quality control over development and re-development of properties, and faster property lease-up. Our product quality typically creates longer tenant tenure and shorter turnover, resulting in lower operating costs and more stable returns.

While continuing to grow our existing business in the Washington, DC market, we intend to consistently explore the best markets that meet our objectives in pursuing mixed-use, single/multi-family rental and for-sale projects.

Our acquisition strategy will focus on viable, well- positioned regions that are anchored by strong tenant markets, robust job growth, and increased demand for housing.

As part of our long-term strategy, we also are seeking to acquire in the future a lending institution which will further support our commitment to creating greater access to capital.

Going forward, we will be adding to our real estate portfolio, and will seek a diverse real estate portfolio which may include: mixed-use, multi-family, single-family homes for sale and for rent at various levels of affordability. All our projects will have background checks on tenants and our properties will be properly maintained. We have implemented strict investment criteria and will seek investments that allow the company to grow.

THE DC RENTAL PORTFOLIO CORP. PROPERTIES

653 East Capitol Street S.E.

This property is a Multi-Family (Walk-Up) apartment complex totaling 31units on a 0.13 acre site, and known as the “Saratoga Apartments”. It was acquired in August, 2025 for $6,700,000, and is currently being renovated for a planned conversion to condominium units. Upon conversion, the prospective value upon completion has been appraised at $12,910,000. (1)

5320 8TH Street N.W.

This property is a Multi-Family (Garden/Low Rise) apartment complex on a 0.34 acre site, consisting of 41 3-bedroom Units. It was acquired in July, 2023 for $10,000,000. The Units were built in 1927, and are undergoing a complete renovation at a final projected cost of $2,000,000. Upon completion of the renovations, the prospective value upon completion has been appraised at $19,900,000. (1)

3628 Georgia Ave. N. W.

This property consists of eight residential condominium units and one commercial condominium unit in the Columbia Heights subdivision, all of which are vacant and being upgraded for resale. The units were recently acquired in September, 2025 for an aggregate purchase price of $3,000,000.

(1)

These Appraisals have been prepared by Colliers International Valuation & Advisory Services, in accordance with and based upon the requirements and guidelines of the Uniform Standards of Professional Appraisal Practice (USPAP), the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

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About John Murray

John Murray is the President of the Company and has also been appointed as President of its subsidiary DC Rental Portfolio Corp.  Mr. Murray is a nationally recognized executive in real estate, banking, and health and wellness. He has led high-volume real estate operations, co-founded Realty Pilot—a leading real estate tech firm—and served as President of Key Realty, Inc. His leadership spans private equity, servicing, and brokerage, with a track record of innovation and scalable enterprise solutions.  Mr. Murray is a licensed real estate broker in good standing in multiple States.  His license in Illinois was previously subject a disciplinary action resolved through a consent order settlement on January 20, 2019.   The matter did not involve securities, trading or fraud, and has no bearing on his role with the Company.  Mr. Murray also chairs the National Cannabis Industry Association’s hemp committee and leads Sustainable Innovations, Inc., a vertically integrated cannabis and hemp company. He holds a BA from Illinois Wesleyan University.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates, and projections about the Company’s business, and are subject to known and unknown risks, uncertainties, and other factors that may cause actual results or events to differ materially from those expressed or implied by such statements. Forward-looking statements are generally identified by words such as “may,” “will,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “continue,” or similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements in this Current Report include, but are not limited to, statements regarding the anticipated benefits of the acquisition, the impact of the transaction on the Company’s business, operations, and financial results, and any other statements regarding events or developments that the Company expects or anticipates will occur in the future. Important factors that could cause actual results or events to differ materially from those indicated in the forward-looking statements include, among others: (i) the effect of the completion of the Share Exchange Acquisition on the Company’s operating results, and business generally; (ii) potential unexpected costs, charges, or expenses resulting from the integration of DC Rental Portfolio Corp.; and (iii) other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, filed on April 14, 2025.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. Any forward-looking statements in this Current Report are made only as of the date hereof, and the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: September 30, 2025	By:	/s/ John Murray
	Name:	JOHN MURRAY
	Title:	President

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